       As filed with the Securities and Exchange Commission on December 20, 1996
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                   ----------


                             THE CERPLEX GROUP, INC.
               (Exact name of issuer as specified in its charter)
            DELAWARE                                      33-0411354
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)
                                1382 BELL AVENUE
                                TUSTIN, CA 92780
               (Address of principal executive offices) (Zip Code)

                                   ----------
                         RESTATED 1993 STOCK OPTION PLAN
                            (Full title of the plans)

                                WILLIAM A. KLEIN
                             CHIEF EXECUTIVE OFFICER
                             THE CERPLEX GROUP, INC.
                                1382 BELL AVENUE
                                TUSTIN, CA 92780

                     (Name and address of agent for service)
                                 (714) 258-5600
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE


==========================================================================================================
                                                        Proposed          Proposed
        Title of                                        Maximum            Maximum
       Securities                      Amount           Offering          Aggregate             Amount of
          to be                         to be             Price           Offering            Registration
       Registered                   Registered(1)      per Share(2)       Price(2)                 Fee
       ----------                   -------------      ------------       --------                 ---

Restated 1993 Stock Option Plan:
--------------------------------
Options to Purchase
Common Stock                         1,500,000             N/A               N/A                   N/A

Common Stock, $0.001 par value       1,500,000            $1.09          $1,635,000              $495.45
==========================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Restated 1993 Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "1993 Act"), on the basis of the average of the high and low price per share of the Common Stock of The Cerplex Group, Inc. on December 19, 1996 as reported on the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Certain Documents by Reference

         The Cerplex Group, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 filed with the SEC pursuant to
                  Section 13(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") on April 16, 1996;

         b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996;

         c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996;

         d) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 29, 1996;

         e) The definitive Proxy Statement of the Registrant in connection with the Annual Meeting of Security Holders held on August 22, 1996;

         f)       The Registrant's Current Report on Form 8-K dated April 8,
                  1996;

         g) The Registrant's Current Report on Form 8-K and 8-K/A dated May 24, 1996;

         h)       The Registrant's Current Report on Form 8-K dated June 11,
                  1996;

         i)       The Registrant's Current Report on Form 8-K dated September
                  24, 1996;

         j)       The Registrant's Current Report on Form 8-K dated October 15,
                  1996;

         k)       The Registrant's Current Report on Form 8-K dated December 13,
                  1996;

         l) The Registrant's Registration Statement No. 333-12581 on Form S-3 filed with the SEC on September 24, 1996; and

         m) The Registrant's Registration Statement No. 00-23602 on Form 8-A filed with the SEC on March 9, 1994, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


                                      II-1.

Item 4.  Description of Capital Stock

         Not Applicable.


Item 5.  Interests of Named Experts and Counsel

         Not Applicable.


Item 6.  Indemnification of Directors and Officers

         Under Section 145 of the Delaware General Corporation Law, as amended (the "Delaware Law"), the Registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the 1933 Act. The Registrant's Bylaws provide that the Registrant will indemnify its directors and officers to the fullest extent permitted by law and require the Registrant to advance litigation expenses upon receipt by the Registrant of an undertaking by the director or officer to repay such advances if it is ultimately determined that the director or officer is not entitled to indemnification. The Bylaws further provide that rights conferred under such Bylaws shall not be deemed to be exclusive of any other right such persons may have or acquire under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         The Registrant's Restated Certificate of Incorporation provides that, pursuant to Delaware Law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. This provision in the Restated Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware Law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant or its stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware Law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

         In addition, the Registrant has entered into agreements to indemnify its directors in addition to the indemnification provided for in the Restated Certificate of Incorporation and Bylaws.


Item 7.  Exemption from Registration Claimed

         Not Applicable.


                                      II-2.

Item 8.  Exhibits

    Exhibit
     Number     Title                                                        Method of Filing
     ------     -----                                                        ----------------
      4.1     Stock Purchase Agreement dated as of November 19,              Incorporated herein by reference to
              1993 by and among the Registrant, the stockholders of          Exhibit 4.1 to the Company's
              the Registrant identified in Part A of Schedule I thereto      Registration Statement on Form S-1
              and the purchasers of shares of the Registrant's Series        (File No. 33-75004) which was
              A Preferred Stock identified in Schedule I thereto             declared effective by the Commission
              (including the Schedules thereto; Exhibits omitted).           on April 8, 1994.

      4.2     Registration Rights Agreement dated as of November             Incorporated herein by reference to
              19, 1993, by and among the Registrant, the investors           Exhibit 4.2 to the Company's
              listed on Schedule A thereto and the security holders of       Registration Statement on Form S-1
              the Registrant listed on Schedule B thereto, together          (File No. 33-75004) which was
              with Amendment No.1.                                           declared effective by the Commission
                                                                             on April 8, 1994.

      4.3     Co-Sale Agreement dated as of November 19, 1993, by            Incorporated herein by reference to
              and among the Registrant, the managers listed on               Exhibit 4.3 to the Company's
              Schedule A thereto and the investors listed on Schedule        Registration Statement on Form S-1
              B thereto.                                                     (File No. 33-75004) which was
                                                                             declared effective by the Commission
                                                                             on April 8, 1994.

      4.4     Warrant Agreement dated as of November 19, 1993, by            Incorporated herein by reference to
              and among the Registrant and the purchasers listed in          Exhibit 4.4 to the Company's
              Annex 1 thereto.                                               Registration Statement on Form S-1
                                                                             (File No. 33-75004) which was
                                                                             declared effective by the Commission
                                                                             on April 8, 1994.

      4.5     Placement Agent Warrant Purchase Agreement dated               Incorporated herein by reference to
              as of November 19, 1993, between the Registrant and            Exhibit 4.5 to the Company's
              Donaldson, Lufkin & Jenrette Securities Corporation.           Registration Statement on Form S-1
                                                                             (File No. 33-75004) which was
                                                                             declared effective by the Commission
                                                                             on April 8, 1994.

      4.6     Observation Rights Agreement dated as of November              Incorporated herein by reference to
              19, 1993, between the Registrant and certain stock             Exhibit 4.6 to the Company's
              purchasers.                                                    Registration Statement on Form S-1
                                                                             (File No. 33-75004) which was
                                                                             declared effective by the Commission
                                                                             on April 8, 1994.


                                      II-3.

      Exhibit
       Number   Title                                                          Method of Filing
       ------   -----                                                          ----------------
        4.7     Observation Rights Agreement dated as of November              Incorporated herein by reference to
                19, 1993, between the Registrant and certain note              Exhibit 4.7 to the Company's
                purchasers.                                                    Registration Statement on Form S-1
                                                                               (File No. 33-75004) which was
                                                                               declared effective by the Commission
                                                                               on April 8, 1994.

        4.8     Note Purchase Agreement dated as of November 19,               Incorporated herein by reference to
                1993 (the "Note Purchase Agreement"), by and among             Exhibit 4.8 to the Company's
                the Registrant and The Northwestern Mutual Life                Registration Statement on Form S-1
                Insurance Company, John Hancock Mutual Life                    (File No. 33-75004) which was
                Insurance, Registrant and Bank of Scotland London              declared effective by the Commission
                Nominees Limited.                                              on April 8, 1994.

        4.9     Amendment No. 2 to Registration Rights Agreement               Incorporated herein by reference to
                dated as of April 6, 1994, by and among the Registrant         Exhibit 4.9 to the Company's
                and certain of its Securities holders.                         Registration Statement on Form S-1
                                                                               (File No. 33-75004) which was
                                                                               declared effective by the Commission
                                                                               on April 8, 1994.

        4.10    Amendment to Note Purchase Agreement, dated as of              Incorporated herein by reference to
                October 27, 1994, by and among the Company,                    Exhibit 4.10 to the Company's
                Northwestern Mutual Life Insurance Company, John               Annual Report on Form 10-K for
                Hancock Mutual Life Insurance Company and North                the fiscal year ended December 31,
                Atlantic Smaller Companies Trust P.L.C. (collectively,         1995.
                the "Noteholders").

        4.11    Waiver and Amendment Agreement dated April 15,                 Incorporated herein by reference to
                1996 by and among Company, The Northwestern                    Exhibit 4.11 to the Company's
                Mutual Life Insurance Company, John Hancock Mutual             Annual Report on Form 10-K for
                Life Insurance Company and North Atlantic  Smaller             the fiscal year ended December 31,
                Companies Investment Trust PLC.                                1995.

        4.12    Warrant Agreement dated as of April 15, 1996 by and            Incorporated herein by reference to
                among Company, The Northwestern Mutual Life                    Exhibit 4.12 to the Company's
                Insurance Company, John Hancock Mutual Life                    Annual Report on Form 10-K for
                Insurance Company and North Atlantic Smaller                   the fiscal year ended December 31,
                Companies Investment Trust PLC.                                1995.

        4.13    First Amendment to Warrant Agreement dated April               Incorporated herein by reference to
                15, 1996 by and among Company and each of the                  Exhibit 4.13 to the Company's
                holders of warrants listed on Schedule A thereto, with         Annual Report on Form 10-K for
                respect to that certain Warrant Agreement dated                the fiscal year ended December 31,
                November 19, 1993.                                             1995.


                                      II-4.

      Exhibit
       Number   Title                                                          Method of Filing
       ------   -----                                                          ----------------
        4.14    First Amendment to Observation Rights Agreement                Incorporated herein by reference to
                dated as of April 15, 1996 between Company and                 Exhibit 4.14 to the Company's
                certain note purchasers.                                       Annual Report on Form 10-K for
                                                                               the fiscal year ended December 31,
                                                                               1995.

        4.15    Third Amendment to Registration Rights Agreement               Incorporated herein by reference to
                dated as of April 15, 1996 by and among Company, the           Exhibit 4.15 to the Company's
                investors of Company listed on Schedule A thereto and          Annual Report on Form 10-K for
                the security holders of Company listed on Schedule B           the fiscal year ended December 31,
                thereto.                                                       1995.

        4.16    Warrant Agreement dated April 15, 1996 by and among            Incorporated herein by reference to
                Company, Wells Fargo Bank, National Association,               Exhibit 4.16 to the Company's
                Sumitomo Bank of California, BHF Bank                          Annual Report on Form 10-K for
                Aktiengesellschaft and Comerica Bank-California.               the fiscal year ended December 31,
                                                                               1995.

        4.17    Stock Purchase Agreement dated June 10, 1996 by and            Incorporated herein by reference to
                among the Company and the investors listed on                  Exhibit 4.17 to the Company's
                Schedule A thereto.                                            Quarterly Report on Form 10-Q for
                                                                               the quarter ended June 30, 1996.

        4.18    Fourth Amendment to Registration Rights Agreement              Incorporated herein by reference to
                dated June 10, 1996 by and among the Company, the              Exhibit 4.18 to the Company's
                investors listed on Schedule A thereto, the security           Quarterly Report on Form 10-Q for
                holders of the Company listed on Schedule B thereto,           the quarter ended June 30, 1996.
                the banks listed on Schedule C thereto and each of the parties listed on Schedule D thereto.

        4.19    Certificate of Designation of Preferences of Series B          Incorporated herein by reference to
                Preferred Stock of The Cerplex Group, Inc.                     Exhibit 3.3 filed to the Company's
                                                                               Quarterly Report on Form 10-Q for
                                                                               the quarter ended September 29,
                                                                               1996.

        4.20    Waiver and Amendment Agreement dated as of                     Incorporated herein by reference to
                October 31, 1996 by and among the Company, The                 Exhibit 4.20 to the Company's
                Northwestern Mutual Life Insurance Company, John               Quarterly Report on Form 10-Q for
                Hancock Mutual Life Insurance Company and North                the quarter ended September 29,
                Atlantic Smaller Companies Investment Trust PLC,               1996.
                which waiver is made with reference to the Note Purchase
                Agreement, as amended, and Warrant Agreement dated April 15,
                1996.

        4.21    Waiver and Amendment Agreement dated as of December 9, 1996     Filed herein.
                by and among the Company and the Noteholders, which
                waiver is made with reference to the Note Purchase
                Agreement, as amended.


                                      II-5.

      Exhibit
       Number   Title                                                          Method of Filing
       ------   -----                                                          ----------------
        5.1     Opinion of Brobeck, Phleger & Harrison.                        Filed herein.

       23.1     Consent of Independent Accountants-- KPMG Peat                 Filed herein.
                Marwick LLP.

       23.2     Consent of Brobeck, Phleger & Harrison is contained in         Filed herein.
                Exhibit 5.1.

       24.1     Power of Attorney.  Reference is made to page II-4 of          Filed herein.
                this Registration Statement.

       99.1     Restated 1993 Stock Option Plan, as amended (the               Incorporated herein by reference to
                "Restated Plan").                                              Exhibit 10.9 to the Company's
                                                                               Quarterly Report on Form 10-Q for
                                                                               the quarter ended September 29,
                                                                               1996.

       99.2     Form of Notice of Grant of Stock Option.                       Incorporated herein by reference to
                                                                               Exhibit 99.2 to the Company's
                                                                               Registration Statement on Form S-8
                                                                               (File No. 33-84946) which was filed
                                                                               with the SEC on October 11, 1994.

       99.3     Form of Stock Option Agreement.                                Incorporated herein by reference to
                                                                               Exhibit 99.3 to the Company's
                                                                               Registration Statement on Form S-8
                                                                               (File No. 33-84946) which was filed
                                                                               with the SEC on October 11, 1994.

       99.4     Addendum to Stock Option Agreement (Special Tax                Incorporated herein by reference to
                Elections).                                                    Exhibit 99.4 to the Company's
                                                                               Registration Statement on Form S-8
                                                                               (File No. 33-84946) which was filed
                                                                               with the SEC on October 11, 1994.

       99.5     Addendum to Stock Option Agreement (Limited Stock              Incorporated herein by reference to
                Appreciation Rights).                                          Exhibit 99.5 to the Company's
                                                                               Registration Statement on Form S-8
                                                                               (File No. 33-84946) which was filed
                                                                               with the SEC on October 11, 1994.
       99.6     Addendum to Stock Option Agreement (Financial                  Incorporated herein by reference to
                Assistance).                                                   Exhibit 99.6 to the Company's
                                                                               Registration Statement on Form S-8
                                                                               (File No. 33-84946) which was filed
                                                                               with the SEC on October 11, 1994.


                                      II-6.

      Exhibit
       Number   Title                                                          Method of Filing
       ------   -----                                                          ----------------
       99.7     Addendum to Stock Option Agreement (Change in                  Incorporated herein by reference to
                Control).                                                      Exhibit 99.7 to the Company's
                                                                               Registration Statement on Form S-8
                                                                               (File No. 33-84946) which was filed
                                                                               with the SEC on October 11, 1994.

       99.8     Form of Stock Purchase Agreement.                              Incorporated herein by reference to
                                                                               Exhibit 99.8 to the Company's
                                                                               Registration Statement on Form S-8
                                                                               (File No. 33-84946) which was filed
                                                                               with the SEC on October 11, 1994.

       99.9     Form of Notice of Grant of Automatic Stock Option              Filed herein.
                (Initial Grant).

       99.10    Form of Notice of Grant of Automatic Stock Option              Filed herein.
                (Annual Grant).

       99.11    Form of Automatic Stock Option Agreement.                      Filed herein.



Item 9.  Undertakings

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into the registration statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Restated 1993 Stock Option Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions summarized in Item 6, or otherwise, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities


                                      II-7.

(other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tustin, State of California, on this 20th day of December, 1996.

                                       THE CERPLEX GROUP, INC.

                                       By /s/ JAMES R. ECKSTAEDT
                                         ---------------------------------------
                                         James R. Eckstaedt
                                         Senior Vice President and
                                         Chief Financial Officer



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of The Cerplex Group, Inc., a Delaware corporation, do hereby constitute and appoint William A. Klein and James R. Eckstaedt, and each of them, the lawful attorneys and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determines may be necessary or advisable or required to enable said corporation to comply with the 1933 Act, and any rules or regulations or requirements of the SEC in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, and any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURE                          TITLE                       DATE
     ---------                          -----                       ----

  /s/  William A. Klein        President, Chief Executive      December 20, 1996
---------------------------    Officer and Chairman of the
     William A. Klein          Board


                                      II-8.

     SIGNATURE                          TITLE                              DATE
     ---------                          -----                              ----
   /s/ Richard C. Davis        President of International           December 20, 1996
---------------------------    Operations and Director
     Richard C. Davis



  /s/ James R. Eckstaedt       Senior Vice President and Chief      December 20, 1996
---------------------------    Financial Officer (Principal
   James R. Eckstaedt          Accounting Officer)


     /s/ Robert Finzi          Director                             December 20, 1996
---------------------------
       Robert Finzi


    /s/ Jerome Jacobson        Director                             December 20, 1996
---------------------------
      Jerome Jacobson


   /s/ Patrick S. Jones        Director                             December 20, 1996
---------------------------
     Patrick S. Jones


     /s/ Myron Kunin           Director                             December 20, 1996
---------------------------
       Myron Kunin

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                             THE CERPLEX GROUP, INC.

                                  EXHIBIT INDEX



Exhibit Number      Exhibit
--------------      -------

        4.21 Waiver and Amendment Agreement dated as of December 9, 1996 by and among the Company and the Noteholders.

        5.1         Opinion of Brobeck, Phleger & Harrison.

       23.1         Consent of Independent Accountants - KPMG Peat Marwick LLP.

       23.2         Consent of Brobeck, Phleger & Harrison is contained in
                    Exhibit 5.1.

       24.1 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

       99.9         Form of Notice of Grant of Automatic Stock Option (Initial
                    Grant).

       99.10        Form of Notice of Grant of Automatic Stock Option (Annual
                    Grant).

       99.11        Form of Automatic Stock Option Agreement.